UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	333-134096

Alpine Global Premier Properties Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY			10577
(Address of principal executive offices)			(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.             Reports to Stockholders.

2007 SEMI-ANNUAL REPORT

Alpine Global Premier Properties Fund

April 30, 2007

Alpine

Experience
Performance
Innovation

Shareholder & Investor Information

1(800) 617.7616 | www.alpinecef.com

TABLE OF CONTENTS

Manager Commentary	1

Schedule of Portfolio Investments	3

Statement of Assets and Liabilities	5

Statement of Operations	6

Statement of Changes in Net Assets	7

Financial Highlights	8

Notes to Financial Statements	9

Additional Information	12

MANAGER COMMENTARY
April 30, 2007

Dear Investor,

We are pleased to present the initial semi-annual report for the Alpine Global Premier Properties Fund. On April 25, 2007, the Fund issued 100,000,000 shares at a price of $20 per share and began trading on the New York Stock Exchange under the symbol AWP. Because the initial date for funding the portfolio coincided with Alpine’s fiscal semi-annual period ending of April 30th, we must provide a shareholder report which covers only the first day of operation for the Fund. Thus, the schedule of portfolio investments is not fully reflective of the envisioned investment program. Alpine will provide updated disclosure of portfolio holdings and characteristics following calendar quarter end of June 30, 2007. With nominal investment activity to report, we wish to focus this report on a discussion of the market opportunities we perceive for investing in global real estate securities, the Fund’s focus on premier properties, and our approach to investing in global real estate securities. In addition, this letter will set forth a brief overview of the current market situation and our initial investment strategy. Please note that the Fund’s initial public offering prospectus dated April 25, 2007 provides greater detail on the potential range of investments.

Press Release Summaries

On May 1st, Alpine publicly announced the successful common share offering of this Fund including the following comment: “We believe the record offering of Alpine’s Global Premier Properties Fund reflects investor appreciation of the innovative investment model created and deployed by Alpine Woods for this Fund, as well as the historical performance of both of our two closed-end funds and our existing openend real estate funds. This Fund marries our dynamic dividend capture strategies employed by three of our other funds with our eighteen years of experience managing portfolios of global real estate securities.” On May 23rd, Alpine issued another press release stating in part: “The Board of Trustees of the Alpine Global Premier Properties Fund today announced its initial three monthly distributions of $0.1267 per share or equal to $1.52 per year for a 7.6% annualized distribution on its $20 IPO.” These releases are available on the Fund’s website, www.alpinecef.com.

Investment Opportunities

Alpine believes that the global real estate securities market is currently undergoing a historic evolution and expansion. In many respects it is similar to the emergence of the modern REIT era in the United States, which began in the fourth quarter 1992 with the IPO’s of Kimco Realty Corp. and Taubman Centers, Inc. During the ensuing four years, the REIT market experienced significant expansion and performance. In a similar fashion the global real estate markets have witnessed considerable growth over the past 15 months. For example, twenty months ago Brazil had only three small publicly traded real estate companies. Today there are twenty-one with another half a dozen preparing to come to market. Less than four years ago there were only six J-REITs and today there are forty-one. Over a year ago it was difficult to find investment opportunities in real estate securities in either India or Russia, only a few publicly traded companies were investing in Eastern Europe; and China had yet to enjoy the recent increase in the number of publicly traded real estate companies available either through Hong Kong or on its own domestic oriented markets. We believe this market expansion reflects both the globalization of capital flows seeking superior returns and the realization by local property entrepreneurs that the global capital markets can provide attractive long term funding for companies which generate superior returns. Property stocks enjoy more opportunities today than ever before.

Investment Strategy

Alpine’s ability to marry the dividend capture techniques which we have employed in other Alpine funds with our 20 year-long focus on real estate markets around the world is designed to emphasize growth with a secondary goal of providing an attractive level of dividend income. While these primary and secondary goals will remain constant over the long term, short term shifts in emphasis may be employed in response to variation in property cycles and market opportunities. Continued evolution of the global property securities markets from the current state in which REIT’s are but a modest proportion of the overall investable universe towards a potential greater weighting in future years, could lead to a greater portfolio emphasis on REITs. Future shifting market dynamics may change our current emphasis on the international markets back towards a more domestic focus if we believe opportunities might become more attractive here. In other words, we anticipate that the portfolio will reflect the dynamics of the global marketplace and the opportunities which management believes best enable us to achieve the goals of solid total returns with dividend income.

‘Premier properties’ are a focus of the investment program for this Fund. We believe that premier properties hold their value over time better than do generic counterparts. The old addage, location, location, location, is appropriate but not sufficient to describe premier properties. We believe such properties often offer superior design, construction, amenities and management. These traits are integral with having the best location or views in town. In some cases these are perceived to be landmark properties. They often command superior rents and prices. During market downturns, when the average property goes wanting for tenants, premier properties are more likely to hold their occupancy levels, and hence their cash flow generating potential.

The portfolio construction approach employed for this Fund is designed to broadly spread risk across numerous countries and companies. Our goal is to minimize the risks that often cannot be foreseen, be they political or financial in nature, localized or global in impact. This diversified approach translates into small position sizes, typically no larger than 2 – 3% and rarely up to 5%. Unlike many other funds, we will not

April 30, 2007 Semi-Annual Report | 1(800)617.7616
www.alpinecef.com

concentrate the portfolio to track an index. We predict that many indices will broaden their scope over time following Alpine’s lead.

Alpine employs a top down – bottom up investment methodology which focuses on economic and demographic drivers of demand in relation to underlying supply conditions for property. Fundamentally, if demand exceeds supply, prices and rents should move higher. We are mindful that more mature economies tend to be slower growers, but more stable because of greater depth and breadth of economic activity, however, great potential may exist in emerging markets. The so called B.R.I.C. countries (Brazil, Russia, India, China) are currently of particular interest currently for this portfolio since growth opportunities in cities or regions in these countries face supply constraints which could lead to an extended development cycle. We are mindful of the greater potential for volatility in emerging markets, so we seek to balance risk and opportunity for this portion of the Fund’s portfolio in terms of geographic spread and property type exposure. Even though Alpine has initiated or intensified our research effort in some of these countries over the past few years, it should be noted that this Fund has had varied exposure to emerging economies since inception in 1989.

Current Environment and Long Term Prospects

The publicly traded real estate equity market is currently going through a minor case of indigestion following the recent rise in interest rates and concerns over credit market risk spreads. This is almost exactly what happened last year, when the sector had an interim top on May 10th, 2006 while this year the interim top was May 7th. May 7th, was precisely five business days after the Fund received the IPO proceeds. Even though real estate market fundamentals continue to progress in a positive fashion, we believed that market sentiment for real estate stocks was becoming a bit fragile, similar in fashion to what happened last year. Thus, our short term strategy for the portfolio has been to invest initially to capture dividends and set selective core holdings while waiting for more attractive entry points to establish a number of our long term positions. Therefore, we entered the month of June with over 30% of the portfolio in cash and mainly large cap, liquid holdings. While we are not anticipating a major market break, we anticipate a 10% or greater correction. Accordingly, the Fund has significant opportunistic capacity and controlled exposure to current market volatility. We look forward to reporting in more detail to you on the situation after the June 30th calendar quarter end.

Our long-term view remains very positive. We think that valuations will continue to grow over time as rents and prices increase through the business cycle. Alpine’s view is that the current business cycle has just passed through a mid-cycle correction in the US, although current property prices may already anticipate a measure of future growth. In many foreign markets we think property growth potential is even stronger where the economies may have yet to move through the mid point of their business cycles. We think the current environment where interest rates have backed up from low levels is healthy in that inflation remains relatively controlled and liquidity abundant, even though employment levels are historically robust. Both business and consumer confidence levels are generally strong but not excessive. A major concern for property shares at this stage of the cycle would occur only if inflation accelerated while economies decelerated, creating a situation approaching stagflation. We do not see any potential for that over the horizon.

In conclusion, even though our short term perspective is cautious we remain very constructive for both the near and medium term. We believe that over the long run, real estate continues to perform favorably in contrast with many other industries. In particular, we believe that the global emergence of real estate securities is still in its early days. Studies indicate that the international portion of property held in public domain is much lower than in private holdings. By comparison the mall REIT sector in the US, covers a majority of all such properties. This suggests that conditions may arise in which public property companies could consolidate a significant portion of the world’s real estate market. Such a potential consolidation of the international real estate market may take many years. We believe that even a partial consolidation could provide additional opportunities for investors to participate in the global property marketplace. We look forward to sharing in the potential benefits along with all of our fellow investors in the Alpine Global Premier Properties Fund.

Sincerely,

Sam Lieber

Portfolio Distrbutions*

*  As a percentage of portfolio value

SCHEDULE OF PORTFOLIO INVESTMENTS
April 30, 2007 (Unaudited)

Description	Shares	Value
COMMON STOCKS (10.3%)
Bermuda (0.1%)
Hongkong Land Holdings Ltd.	350,000	$1,638,000
Mandarin Oriental International Ltd.	260,000	577,200
		2,215,200

Brazil (0.2%)
Cyrela Brazil Realty SA (1) (2)	15,000	3,232,473
Gafisa SA *	31,000	868,000
		4,100,473

France (0.8%)
Club Mediterranee *	262	16,804
Fonciere Des Regions	76,733	14,712,246
Kaufman & Broad SA	5,958	455,312
		15,184,362

Hong Kong (0.8%)
The Hongkong & Shanghai Hotels	316,000	483,954
Hopson Development Holdings Ltd.	750,000	1,773,752
Midland Holdings Ltd.	590,000	366,563
Shangri-La Asia Ltd.	318,000	780,528
Sun Hung Kai Properties Ltd.	1,000,000	11,748,312
		15,153,109

Japan (2.1%)
Daito Trust Construction Co. Ltd.	150,000	6,917,186
Daiwa House Industry Co. Ltd.	250,000	3,950,287
Haseko Corp. *	1,000,000	3,339,331
Mitsubishi Estate Co. Ltd.	250,000	7,825,250
Mitsui Fudosan Co. Ltd.	300,000	8,837,929
Nomura Real Estate Holdings, Inc.	110,000	3,737,708
Secured Capital Japan Co. Ltd.	28	64,443
Sumitomo Real Estate Sales Co. Ltd.	18,420	1,467,619
Tokyo Tatemono Co. Ltd.	300,000	4,039,838
		40,179,591

Norway (0.0%)
Norwegian Property ASA (4)	50,000	600,870

Singapore (0.7%)
Banyan Tree Holdings Ltd. *	700,000	1,078,164
CapitaCommercial Trust	1,700,000	3,155,504
CapitaLand Ltd.	1,000,000	5,594,866
CapitaMall Trust	551,000	1,443,462
Singapore Land Ltd.	150,000	1,036,696
		12,308,692
United States (5.6%)
Alexander’s, Inc.*	26,400	$10,137,600
Boston Properties, Inc.	100,000	11,756,000
DiamondRock Hospitality Co.	628,000	11,486,120
Hilton Hotels Corp.	460,000	15,640,000
Host Hotels & Resorts, Inc.	200,000	5,128,000
IndyMac Bancorp, Inc. *	150,000	4,536,000
Orient-Express Hotels Ltd.	215,000	11,319,750
SL Green Realty Corp.	70,000	9,863,000
Starwood Hotels & Resorts Worldwide, Inc.	200,000	13,404,000
Sunrise Senior Living, Inc. *	60,000	2,297,400
Vornado Realty Trust (2)	100,000	11,863,000
		107,430,870

TOTAL COMMON STOCKS (Identified Cost $199,536,222)		197,173,167

	Maturity
Description	Date	Shares	Value

EQUITY - LINKED STRUCTURED NOTES (0.4%)
Germany (0.4%)
Morgan Stanley - Altana * (2)	4/24/08	100,000	7,430,506

TOTAL EQUITY - LINKED STRUCTURED NOTES (Identified Cost $7,366,422)			7,430,506

	Maturity	Principal
Description	Date	Amount	Value

SHORT TERM INVESTMENTS (100.3%)
Commercial Paper (99.6%)
Associated Banc	5/1/2007	$95,000,000	$95,000,000
Bosch Robert Financial	5/1/2007	95,000,000	95,000,000
BUNGPP	5/1/2007	95,000,000	95,000,000
Cafco LLC	5/1/2007	95,050,000	95,050,000
CHESHM	5/1/2007	95,000,000	95,000,000
DZ Bank AG CI	5/1/2007	95,000,000	95,000,000
EBURY	5/1/2007	95,000,000	95,000,000
Intesa Funding	5/1/2007	95,000,000	95,000,000
Kraft Foods, Inc.	5/1/2007	95,000,000	95,000,000
KTWO	5/1/2007	95,000,000	95,000,000
Links Finance	5/1/2007	95,000,000	95,000,000
MACQBK	5/1/2007	95,000,000	95,000,000
Market ST Funding	5/1/2007	95,000,000	95,000,000
NATBPU	5/1/2007	95,000,000	95,000,000
Nestle Cap Corp.	5/2/2007	95,000,000	94,986,146

	Maturity	Principal
Description	Date	Amount	Value
Commercial Paper (continued)
Rabobank USA Financial	5/1/2007	$95,000,000	$95,000,000
SBIRD	5/1/2007	95,000,000	95,000,000
SOCNAM	5/1/2007	95,000,000	95,000,000
Total Capital	5/1/2007	95,000,000	95,000,000
UBS Finance	5/1/2007	95,000,000	95,000,000
			1,900,036,146

Money Market (0.7%)
Morgan Stanley Money Market Fund (3)	6/30/2070	$13,774,255	$13,774,254

TOTAL SHORT TERM INVESTMENTS (Identified Cost $1,913,810,400)			1,913,810,400

TOTAL INVESTMENTS (111.0%) (Identified Cost $2,120,713,044)			2,118,414,073

TOTAL LIABILITIES LESS OTHER ASSETS (- 11.0%)			(210,407,477)

TOTAL NET ASSETS (100.0%)			$1,908,006,596

*	Non Income Producing Security
(1)	GDR - Gloabl Depository Receipt
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board.

(3)	ADR - American Depository Receipt
(4)	Less than 0.05% of total net assets

See Notes to Financial Satements

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (Unaudited)

ASSETS

Investments, at value(1)	$2,118,414,073
Dividends receivable	44,430
Interest receivable	13,604
Total Assets	2,118,472,107

LIABILITIES

Payable for investment securities purchased	206,873,041
Accrued expenses and other liabilities:
Investment advisory fees	209,441
Administrative fees	27,227
Offering cost	3,333,000
Trustee fees	795
Officer fees	685
Other	21,322
Total Liabilities	210,465,511

Net Assets	$1,908,006,596

NET ASSETS REPRESENTED BY

Paid-in-capital	$1,910,189,100
Undistributed net investment income	86,953
Net unrealized depreciation on investments and foreign currency translations	(2,269,457)
Total Net Assets	$1,908,006,596
Net asset value
Net Assets	$1,908,006,596
Shares of beneficial interest issued and outstanding	100,219,325
Net asset value per share	$19.04

(1) Cost of Investments	$2,120,713,044

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Period April 26, 2007 (Inception) to April 30, 2007 (Unaudited)

INCOME

Dividends	$44,518
Interest	301,904
Total Income	346,422

EXPENSES

Investment advisory fee	209,441
Administrative fee	27,227
Audit fees	720
Custodian fees	7,526
Officers fees	685
Legal fees	1,370
Printing fees	7,597
Trustee fees	794
Miscellaneous fees	4,109
Total Expenses	259,469

Net Investment Income	86,953

UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Change in net unrealized depreciation of investments and foreign currency translations:
Investments	(2,269,369)
Foreign currency translations	(88)
Net unrealized depreciation of investments	(2,269,457)
Net unrealized loss on investments and foreign currency	(2,269,457)
Net Decrease in Net Assets Resulting from Operations	$(2,182,504)

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Period
April 26, 2007 (Inception)
to April 30, 2007 (Unaudited)

OPERATIONS

Net investment income	$86,953
Change in net unrealized depreciation of investments and foreign currency translations:
Investments	(2,269,369)
Foreign currency translations	(88)
Net unrealized depreciation of investments	(2,269,457)
Net decrease in net assets resulting from operations	(2,182,504)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of common shares, net of offering costs	1,906,000,000
Net increase in net assets from capital share transactions	1,906,000,000
Net Increase in Net Assets	1,903,817,496
Net Assets
Beginning of period	4,189,100
End of period*	$1,908,006,596

* Including undistributed net investment income of:	$86,953

See Notes to Financial Statements.

Financial Highlights
(For a share outstading throughtout the period)

	Period Ended
	April 30, 2007(a)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of the period	$19.10
Income from investment operations:
Net investment income	0.00
Net unrealized loss on investments and foreign currency	(0.02)
Total loss from investment operations	(0.02)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid in capital	(0.04)
Total capital share transactions	(0.04)
Net asset value per share, end of period	$19.04
Per share market value, end of period	$20.01

Total return based on:
NetAsset Value	(0.31)%	(b)
Market Value	0.05%	(b)

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$1,908,007
Ratio of net expenses to average net assets	0.99%	(c)
Ratio of net investment income to average net assets	0.33%	(c)
Portfolio turnover rate	0.00%	(d)

(a)	For the period from April 26, 2007 (inception of fund) to April 30, 2007.
(b)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’sTotalinvestment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performances is not a guarantee of future results.

(c)	Annualized.
(d)	Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (Unaudited)

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Global Premier Properties Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund has no operations to date other than matters relating to its organization and the sale and issuance of 213,089.005 shares of beneficial interest in the Fund to a group consisting of Alpine Woods Capital Investors, LLC (“Alpine Woods”), certain of its officers and parties either related to or affiliated with those officers and 6,235.602 shares of beneficial interest in the Fund to the Independent Trustees at the initial subscription price of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AWP.”

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.     INCOME TAXES

As of April 30, 2007, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$369,616
Gross depreciation on investments (excess of tax cost over value)	(2,668,587)
Net unrealized depreciation	(2,298,971)
Total cost for federal income tax purposes	$2,120,713,044

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and certain other investments.

3.     CAPITAL TRANSACTIONS

For the
Period April 26, 2007
(Inception) to
April 30, 2007
Common shares outstanding - beginning of period	219,325
Common shares issued in connection with initial public offering	100,000,000
Common shares outstanding - end of period	100,219,325

4.              PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period ended April 30, 2007 aggregated $206,902,644 and $0, respectively. The Fund did not have purchases and sales of U.S. Government obligations for the period ended April 30, 2007.

5.     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily managed assets, computed daily and payable monthly.

6.     OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

7.     SUBSEQUENT EVENTS

Distributions: The Fund paid a distribution of $13,396,634 or $0.1267 per common share on June 22, 2007 to common shareholders of record on June 18, 2007.

ADDITIONAL INFORMATION
April 30, 2007 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the net asset value per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the net asset value per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the net asset value per share, the average per share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the net asset value per share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, New York 10286 or by calling tollfree (800) 432-8224.

CONSIDERATION OF APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Mr. Samuel Lieber presented information regarding the Adviser’s desire and ability to serve as the investment adviser to the Fund. Mr. Samuel Lieber discussed the Adviser’s performance as investment adviser for the Alpine closed-end funds and the Alpine open-end mutual funds for which each Trustee serves as trustee and the Adviser’s strategy and qualifications for providing advisory services to the Fund. Mr. Samuel Lieber discussed the Adviser’s services and fees in comparison to those by the investment advisers of other closed-end investment companies in the market. Mr. Samuel Lieber noted that certain comparable funds have advisory fees of 85 basis points based on total assets, but those funds utilize leverage resulting in advisory fees of 125 basis points. The Independent Trustees asked several questions of the Adviser including the Adviser’s belief in the validity of the proposed model for the Fund’s performance, discussion of the comparison data prepared by Lipper and the impact of the distinguishing characteristics of the Fund in comparison to the Alpine closed-end funds, including the focus on the real estate industry and “Premier Properties.” The Board evaluated the comparative data and noted certain distinctions as between the Fund and the comparables presented including the fact that several were fixed income or index funds and the impact of those distinctions. Outside legal counsel then presented to the Independent Trustees on their responsibilities in approving the investment advisory agreement. Outside legal counsel directed their attention to the Gartenberg memorandum that had been provided for their careful review in the Board Book. Outside legal counsel discussed the Gartenberg memorandum and the instructions to the Board which should be taken from it.

The Independent Trustees meeting in executive session then discussed their familiarity with the Adviser, its policies and procedures, and its staff and their confidence in their ability to perform based on this experience. They further discussed the depth of resources and skill that the Adviser has demonstrated in its management of Alpine’s other funds. The Independent Trustees also noted the efficiencies that should be expected by the Adviser also serving as investment adviser to the other Alpine Funds. In addition, the Independent Trustees noted the Adviser’s demonstrated ability to comply with dynamic regulatory requirements and the Adviser’s responsiveness to their requests in the past. The Independent Trustees then had a question and answer session with officers of the Adviser. They discussed their understanding of what the Adviser’s role will be and what responsibilities the Adviser will have regarding oversight of ALPS as the Fund’s administrator, who will be paid separate from the Adviser pursuant to an administration agreement. They discussed the information that had been provided to them regarding the Adviser’s fees, its profitability and expenses of the Fund and how this information compared to the data prepared by Lipper regarding other closed-end funds. The Independent Trustees clarified which fees and expenses of the Fund will be paid by the Adviser and which will be borne by the Fund. In their deliberations, the independent Trustees did not identify any particular information that was all-important or controlling, and the Independent Trustees attributed different weights to the various factors.

Based on the independent Trustees’ review and consultation with the Fund’s independent counsel during an executive session of the material aspects of the Investment Advisory Agreement, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, the Trustees, including all of the independent Trustees voting separately, concluded that the approval of the Investment Advisory Agreement is in the best interest of the Fund and determined that the compensation to the Adviser provided for in the Investment Advisory Agreement is fair and equitable.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Laurence B.Ashkin (78)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	12	Trustee, Alpine Family of Funds.*

H. Guy Leibler (52)	Independent Trustee	Vice Chair and Chief Operating Officer of L&L Holding Company, LLC since 2004; President, Skidmore, Owings & Merrill LLP (2001-2003);	12	Chairman, White Plains Hospital Center; Dressage for Kids;Trustee, Alpine Family of Funds.

Jeffrey E.Wacksman (46)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	12	Dynasty Holdings, Inc.; Bondi Icebergs Inc.; MH Properties, Inc.;Trustee, Alpine Family of Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (49)	Interested Trustee and President	CEO of Alpine Woods Capital Investors, LLC since 1997. President of Alpine Trusts since 1998.	12	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (80)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Sheldon R. Flamm (58)	Treasurer/Chief Compliance Officer	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (41)	Secretary	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

Alpine

Experience

Performance

Innovation

Alpine Global Premier Properties Fund

INVESTMENT	Alpine Woods Capital Investors, LLC
ADVISER	2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

TRANSFER AGENT &	The Bank of New York
CUSTODIAN	One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED	Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM	555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL	Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Shareholder & Investor Information

1(800) 617.7616 | www.alpinecef.com

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to semi-annual report

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2007

By:	/s/ Sheldon R. Flamm
Sheldon R. Flamm
Chief Financial Officer (Principal Executive Officer)

Date:	July 9, 2007